Sports Portfolio Acquisitions and Discontinued Operations - Schedule of Purchase Price Allocation (Details) € in Thousands	Dec. 31, 2025 EUR (€)
Net Tangible Assets
Current assets	€ 2,340	[1]
Current liabilities minus short term debt	(6,143)
Net working capital	(3,803)
Fixed assets, net	31
Other assets	7
Deferred tax liability	(4,062)
Total tangible asset allocation	(7,827)
Identifiable Intangible Assets
Player contracts	1,530
Broadcasting rights	2,600
Brand	8,930
Advertising	1,100
Season ticket holders	400
Total identifiable intangible assets	14,560
Implied goodwill	9,999
Total economic goodwill	9,999
Business Enterprise Value (BEV)	16,732
Long-term debt	(4,727)
Non-controlling interest	(483)
Total Purchase Price	€ 11,522	[2]

[1]	Current assets include the cash acquired amounting to €150. The total net cash consideration related to our acquisition of Juve Stabia amounted to €3,600. The net cash consideration related to our acquisition of Juve Stabia recognized for the year ended December 31, 2025 amounted to €3,100, as reflected in the consolidated statement of cash flows under investing activity.
[2]	As part of the step-up acquisition, Brera Holdings obtained control of Juve Stabia on June 20, 2025, in which it previously held a non controlling equity interest of 38.46% prior to obtaining control. In accordance with IFRS 3, the previously held investment was remeasured to its fair value of approximately €7,042 as of the acquisition date, compared to its prior carrying amount of approximately €5,000. The resulting gain of approximately €2,042 was recognized in profit or loss under other income (expense).